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                                                                    Exhibit 10.1

                              THIRD AMENDMENT OF

                     AMENDED AND RESTATED CREDIT AGREEMENT

THIS THIRD AMENDMENT OF AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 22, 2000 (this "Amendment"), is by and among Jefferson Smurfit Corporation (U.S.), a Delaware corporation (the "Borrower"), Smurfit-Stone Container Corporation, a Delaware corporation ("SSCC"), JSCE, Inc., a Delaware corporation ("JSCE"), the undersigned financial institutions, including The Chase Manhattan Bank ("Chase") and Bankers Trust Company ("BTCo"), in their capacities as lenders (collectively, the "Lenders", and each individually, a "Lender"), Chase and BTCo, as senior managing agents (in such capacity, the "Senior Managing Agents"), and Chase, as administrative agent and collateral agent (in such capacities, the "Administrative Agent" and the "Collateral Agent," respectively).

                                   RECITALS:

     A. The Borrower, SSCC, JSCE, the Senior Managing Agents, the Administrative Agent, the Collateral Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of November 18, 1998, as amended by that certain First Amendment of Amended and Restated Credit Agreement dated as of June 30, 1999 and as further amended by that certain Second Amendment of Amended and Restated Credit Agreement dated as of October 15, 1999 (the "Credit Agreement").

     B. The Borrower, SSCC, JSCE, the Senior Managing Agents, the Administrative Agent, the Collateral Agent and the Lenders desire to amend the Credit Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

     SECTION 1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given them in the Credit Agreement.

     SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is, as of the Effective Date (as defined below), hereby amended as follows:

          (a) Section 1.01 of the Credit Agreement is amended by adding thereto (in alphabetical order) the following defined term:
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          "Oregon City Mill Sale" means the sale by SNC of the mill facility and the related real and personal property (including inventory) of SNC located in Oregon City, Oregon or used exclusively in connection with the operation of the Oregon City mill and the conduct of its business on terms reasonably acceptable to the Senior Managing Agents.

          (b) Section 7.04 of the Credit Agreement is amended (i) to delete the word "and" after clause (j) thereof; (ii) to delete the period (".") now appearing at the end of clause (k) and substituting the phrase "; and " therefor, and (iii) to insert the following new clause (l) at the end thereof:

               "(1) SSCC may contribute approximately twenty-five million (25,000,000) shares of the common stock of SSCC to Stone in connection with the acquisition of St. Laurent Paperboard, Inc., a Canadian federal corporation."

          (c) Section 7.05 of the Credit Agreement is amended (i) to delete the world "and" after clause (f) thereof, (ii) to delete the period (".") now appearing at the end of clause (g) and substituting the phrase "; and " therefor; and (iii) to insert the following new clause (h) at the end thereof:

               "(h)  in connection with the Oregon City Mill Sale."

          (d) Section 7.07 of the Credit Agreement is amended (i) to delete the word "and" after clause (g) thereof and substitute a comma (",") therefor;
     (ii) to delete the period (".") now appearing at the end of clause (h) and substituting the phrase "; and" therefor; and (iii) to insert the following new clause (i) at the end thereof: "(i) the contribution by SSCC of approximately twenty-five million (25,000,000) shares of the common stock of SSCC to Stone in connection with the acquisition of St. Laurent Paperboard, Inc., a Canadian federal corporation".

          SECTION 3. Conditions Precedent to Effectiveness of Amendment. This Amendment shall become effective upon the date (the "Effective Date") when each of the following conditions precedent has been satisfied:

          (a) each of SSCC, JSCE, the Borrower and the requisite number of Lenders required pursuant to Section 10.08 of the Credit Agreement shall have executed and delivered this Amendment; and

          (b) SNC and JSC Newco shall have executed and delivered the Reaffirmation of Guarantee attached hereto.

          SECTION 4. Representations Warranties of the Borrower. The Borrower represents and warrants to the Lenders, the Senior Managing Agents, the Administrative Agent and the Collateral Agent as follows:

          (a) The representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects at and as of the
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     date hereof as though made on and as of the date hereof (except to the extent specifically made with regard to a particular date).

          (b)  No Default or Event of Default has occurred and is continuing.

          (c) The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of each of the Loan Parties signatory hereto, and this Amendment has been duly executed and delivered by each such Loan Party and is a legal, valid and binding obligation of each such Loan Party enforceable against each such Loan Party in accordance with its terms, except as the enforcement thereof may be subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and general principles of equity (regardless of whether such enforcement is sought in a proceeding in equity or at law).

          (d) The execution, delivery and performance of this amendment do not conflict with or result in a breach of any Loan Party signatory hereto of any term of any material contract, loan agreement, indenture or other agreement or instrument to which any such Loan Party is a party or is subject.

          SECTION 5. References to and Effect on the Credit Agreement.
                     ------------------------------------------------

          (a) On and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein," or words of like import, and each reference to the Credit Agreement in the Loan Documents and all other documents (the "Ancillary Documents") delivered in connection with the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement, the Loan Documents and all other Ancillary Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, the Senior Managing Agents, the Administrative Agent or the Collateral Agent under the Credit Agreement, the Loan Documents or the Ancillary Documents.

          (d) The Loan Parties signatory hereto acknowledge and agree that this Amendment constitutes a "Loan Document" for purposes of the Credit Agreement.

          SECTION 6. Execution in Counterparts. This Amendment may be executed in counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. This amendment shall be binding upon the respective parties hereto upon the execution and delivery of this Amendment by SSCC, JSCE, the Borrower and the requisite number of Lenders required pursuant to Section 10.08 of the Credit Agreement regardless of whether it has been executed and delivered by all of the Lenders. Delivery of an executed counterpart

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of a signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION 7. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, 5-1401 OF THE GENERAL OBLIGATION LAWS OF NEW YORK, BUT OTHERWISE WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

          SECTION 8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

          SECTION 9. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                           [Signature Pages Follow]
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                          REAFFIRMATION OF GUARANTEE

          The undersigned acknowledges the foregoing Amendment with respect to the Credit Agreement referred to therein, consents to the amendments set forth therein and hereby reaffirms its obligations under the Guarantee Agreement (as defined in the Credit Agreement).

Dated as of March 22, 2000


                              SMURFIT NEWSPRINT CORPORATION


                              By:
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------


                              JSC BREWTON, INC.



                              By:
                                 ------------------------------------
                              Name:
                                   ----------------------------------
                              Title:
                                    ---------------------------------

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                              JEFFERSON SMURFIT CORPORATION (U.S.),

                              by
                                  ------------------------------------
                                  Name:
                                  Title:


                              JSCE, INC.,

                              by
                                  ------------------------------------
                                  Name:
                                  Title:


                              SMURFIT-STONE CONTAINER CORPORATION,

                              by
                                  ------------------------------------
                                  Name:
                                  Title:


                              THE CHASE MANHATTAN BANK,
                              as a Lender, as Administrative Agent,
                              as Collateral Agent and as Senior Managing Agent,

                              by
                                  ------------------------------------
                                  Name:
                                  Title:
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                              BANKERS TRUST COMPANY,
                              as a Lender, as Fronting Bank and as Senior
                              Managing Agent,

                              by
                                  ------------------------------------
                                  Name:
                                  Title:
                                                            SIGNATURE PAGE
                                                            to the AMENDMENT



To approve the Amendment:


          Name of Financial Institution:


               ------------------------------


               by
                  ---------------------------
                  Name:
                  Title: